UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-06231
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                                GIAC Funds, Inc.
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               (Exact name of registrant as specified in charter)

                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)

Frank L. Pepe                             Thomas G. Sorell
GIAC Funds, Inc.                          GIAC Funds, Inc.
7 Hanover Square                          7 Hanover Square
New York, N.Y. 10004                      New York, N.Y. 10004

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                    (Name and address of agents for service)

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       Registrant's telephone number, including area code: (800) 221-3253

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                      Date of fiscal year end: December 31

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                     Date of reporting period: June 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

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Baillie Gifford International Fund
----------------------------------

[PHOTO OMITTED]

R. Robin Menzies,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside the United States

Inception: February 8, 1991

Net Assets at June 30, 2003: $166,112,927

Q:    How did the Fund perform for the first six months of 2003?

A: In the first six months of 2003, the total return for the Fund was 8.60%,(1) compared with the total return of 9.85% for the MSCI EAFE Index(2) during the same period. This welcome increase came as markets recovered strongly from their low levels of late March as the uncertainty over war dissipated. The weakness of the U.S. dollar boosted the return from investing internationally. In local currency terms, the MSCI EAFE Index had a total return of only 4.79%. Most markets performed well; MSCI Germany, for example, had a total return of 21.40%. Japan and Hong Kong were notable laggards, with total returns for their respective MSCI Indices of 3.06% and 3.48%.(3) MSCI Industry returns were even more widely varied than country returns. While in general consumer-related industries performed relatively poorly, those sectors originally viewed with a great uncertainty performed better than expected, as investor confidence returned. Software and services rose by over 30%, for example, while food, beverage and tobacco remained unchanged.

Q:    What factors affected the Fund's performance?

A: The Fund performed slightly less well than the MSCI EAFE Index due to relatively poor stock selection in Continental Europe, and as a result of holding working cash balances as markets rose. Favorable factors included having a good stock selection in the UK and a small exposure to emerging markets. Despite the lackluster performance of the food, beverage and tobacco industry, the Fund's holdings in that industry performed well.

Q:    What is your outlook for the future?

================================================================================

      "We will continue to concentrate on seeking well-run and fundamentally strong companies for the Fund."

================================================================================
A: The end of the war in Iraq, very low interest rates, and continuing monetary stimulation are all factors that appear to provide a positive background for recovery, especially in the USA, which is important for economic activity in the rest of the world. However, we believe that consumer and business confidence may take time to recover from the uncertainties of the last few years. Companies are focusing more on improving their balance sheets than making new capital investments and consumers want to see evidence of improving employment prospects before they increase discretionary expenditure. In the short-term, our concern is that investor expectations have run ahead of underlying economic realities, but our long-term mood is optimistic. We will continue to concentrate on seeking well-run and fundamentally strong companies for the Fund.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Germany Index is generally considered to be representative of the stock market activity of Germany. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Hong Kong Index is generally considered to be representative of the stock market activity of Hong Kong. The returns for these indexes do not reflect the fees and expenses that have been deducted from the Fund.


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24

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

1 Year .............................................................     (8.46)%
3 Year .............................................................    (14.76)%
5 Years ............................................................     (4.25)%
10 Years ...........................................................      5.23%
Since Inception (2/8/91) ...........................................      6.30%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Portfolio Composition by Geographic Location
                               as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

                  Asia ex-Japan                            1.31%
                  Continental Europe                      42.08%
                  UK                                      29.00%
                  Australasia                              4.47%
                  Emerging Markets                         3.98%
                  Japan                                   19.16%

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--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                       Top Ten Holdings as of June 30, 2003

                                       Percent of
      Company                       Total Net Assets     Industry Sector                           Country
-----------------------------------------------------------------------------------------------------------------
1.    GlaxoSmithKline PLC                3.73%           Pharmaceuticals                           United Kingdom
-----------------------------------------------------------------------------------------------------------------
2.    Vodafone Group                     3.52%           Wireless Telecommunication Services       United Kingdom
-----------------------------------------------------------------------------------------------------------------
3.    Nokia OYJ                          3.07%           Communications Equipment                  Finland
-----------------------------------------------------------------------------------------------------------------
4.    Total S.A.                         2.72%           Oil and Gas                               France
-----------------------------------------------------------------------------------------------------------------
5.    Imperial Tobacco                   2.47%           Tobacco                                   United Kingdom
-----------------------------------------------------------------------------------------------------------------
6.    Novartis AG                        1.97%           Pharmaceuticals                           Switzerland
-----------------------------------------------------------------------------------------------------------------
7.    ENI SPA                            1.94%           Oil and Gas                               Italy
-----------------------------------------------------------------------------------------------------------------
8.    Royal Bank of Scotland             1.88%           Commercial Banks                          United Kingdom
-----------------------------------------------------------------------------------------------------------------
9.    Sanofi-Synthelabo S.A.             1.84%           Pharmaceuticals                           France
-----------------------------------------------------------------------------------------------------------------
10.   BP Amoco PLC                       1.76%           Oil and Gas                               United Kingdom
-----------------------------------------------------------------------------------------------------------------


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                                                                              25

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-----------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets

Inception: October 17, 1994

Net Assets at June 30, 2003: $35,917,142

Q:    How did the Fund perform in the first six months of 2003?

A: Emerging markets were in the forefront of the equity rally this year, outperforming their developed peers. For the first six months of 2003, the Fund returned 14.90%(1) compared to an increase of 16.13% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2) The rise in the MSCI EMF Index compares with an 11.45% rise in the MSCI World Index(3) and an 11.76% increase in the S&P 500 Index.(4) Within the emerging markets, developing Europe was a notable performer, with Russia up 43.5%.(5) Latin America gave up some of its relative strength towards the end of the second quarter, although smaller markets, such as Argentina and Venezuela, continued their upward trend unabated. The diversity of returns was considerable over such a short period of time, with the star performer being Venezuela, up 61.1%, and Hungary, the laggard, down 2.5%.5 The key driver was excess liquidity as interest rates continued to trend downwards and as investors seemed to have regained their appetite for risk. Foreign exchange rate movements have also been a feature of returns. The general weakness of the U.S. dollar was exacerbated by a growing perception of improving political and economic developments in Brazil, Turkey and South Africa, whose currencies have appreciated 19.8%, 14.6% and 12.7% respectively, over the last six months.

Q:    What factors affected the Fund's performance?

A: The Fund slightly underperformed the MSCI EMF Index due to relatively poor stock selection in South Africa, Turkey and Chile, and an exposure to `defensive' industries such as food, beverage and tobacco. On a positive note, relative returns were good in Russia and Brazil, both helped by the strength of the energy and materials sectors.

Q:    What is your outlook for the future?

A: In our view the good news is that abundant liquidity is likely to continue to support equity prices in emerging markets. A current challenge for stock selection is that the recent rally has led to a significant amount of indiscriminate buying of stocks, regardless of corporate fundamentals. We believe this trend may persevere for the time being. In response, we are marginally reducing exposure to stocks with a `defensive-bias', notably in Latin America and redeploying the cash in Asian stocks with greater sensitivity to the economic cycle. We continue to believe that the emerging markets offer high quality investment opportunities at relatively low valuations.

================================================================================

      "We continue to believe that the emerging markets offer high quality investment opportunities at relatively low valuations."

================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that is generally considered to be representative of the global stock market activity of the developed markets. The MSCI World Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(5)   As measured by the MSCI EMF Index.


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
1 Year ...............................................................    1.43%
3 Years ..............................................................   (4.73)%
5 Years ..............................................................    4.94%
Since Inception (10/17/94) ...........................................    1.70%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Portfolio Composition by Geographical
                          Location as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

             Cash                                          4.05%
             Middle East and Africa                       14.62%
             Europe                                        9.58%
             Asia                                         50.20%
             Latin America                                21.55%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           Top Ten Holdings as of June 30, 2003

                                            Percent of
    Company                              Total Net Assets   Industry Sector                                  Country
-------------------------------------------------------------------------------------------------------------------------
 1. Samsung Electronics Co. Ltd               4.99%         Semiconductors and Semiconductor Equipment       South Korea
 2. Teva Pharmaceutical Inds. Ltd.            2.98%         Pharmaceuticals                                  Israel
 3. SK Telecom Co. Ltd.                       2.58%         Wireless Telecommunication Services              South Korea
 4. PetroChina Co. Ltd.                       2.36%         Oil and Gas                                      China
 5. Kumba Resources Ltd.                      2.25%         Metals and Mining                                South Africa
 6. Anglo American Platinum Corp.             2.25%         Metals and Mining                                South Africa
 7. Petroleo Brasileiro S.A.                  2.20%         Oil and Gas                                      Brazil
 8. LUKOIL                                    2.19%         Oil and Gas                                      Russia
 9. Samsung Corp.                             2.13%         Trading Companies and Distributors               South Korea
10. Taiwan Semiconductor Mfg. Co. Ltd.        2.13%         Semiconductors and Semiconductor Equipment       Taiwan
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

[PHOTO OMITTED]

Matthew Ziehl
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization at time of initial purchase

Inception: July 16, 1997

Net Assets at June 30, 2003: $254,530,497

Q:    How did the Fund perform during the first six months of 2003?

A: Refreshingly, the U.S. stock market posted a strong first half of 2003 (yes, indeed -- stocks actually went up, not down) after three years of a grinding bear market. Small caps led the way, as the Russell 2000 Index(1) gained 17.88% versus 11.76% for the S&P 500 Index.(2) The Guardian Small Cap Stock Fund also posted strong gains, but performance trailed the benchmark 3.48% during the first half of the year, with a return of 14.40%(3) versus 17.88% for the Russell 2000. Most of the underperformance came during the second quarter, as the stock market reversed early-year declines and experienced a sharp rally after the invasion of Iraq commenced in March.

      This rally was led by highly speculative companies; from early March through the end of June, the Russell 2000's strongest performers were companies with low fundamental quality. These companies typically have negative earnings, stocks priced below five dollars a share, and represent the smallest stocks in the Russell 2000 (less than $500 million market cap). These are the very same categories of stocks that had been severely beaten down since the bursting of the "dot-com" bubble in early 2000. This environment made it challenging for the Fund to keep pace during the run-up, because we tend to avoid these types of companies. The Guardian Small Cap Stock Fund has lower representation than the benchmark in stocks with low fundamental quality. Such companies do not fit into our disciplined investment process, which focuses on companies with high fundamental quality -- those companies that we believe are demonstrably superior to their competitors in terms of financial strength, profitability, and management skill.

     Within this broader market context, relative performance was driven by stock selection rather than by sector allocations. This is consistent with our investment discipline, which emphasizes selecting individual stocks rather than placing large "bets" on one market sector versus another. Underperformance in financial, industrial and healthcare stocks more than offset good returns within the consumer, basic materials and technology sectors.

Q:    What was your investment strategy?

A: As we entered 2003, the economy appeared to be stabilizing and the stock market began to settle down after a period of historically high volatility. However, by mid-January it became increasingly apparent that the U.S. would soon go to war with Iraq, and the stock market began to sell off on concerns that the economic recovery was at risk. Consistent with our investment discipline, we maintained a particular emphasis on high quality companies with strong competitive positions, management, and financial strength (balance sheet, cash flows, profit margins). We believe that such companies are better able to weather a business downturn than financially weaker competitors, and tend to emerge stronger and with higher market share when business conditions improve. We expected our investment discipline to result in outperformance in this uncertain environment, as it had during 2002.

================================================================================

      "We have built our investment process on the basic philosophy that investing in companies with high fundamental quality will lead to solid long-term Fund performance."

================================================================================

      Throughout the first half of 2003, we moderately underweighted consumer cyclical stocks, as we believed consumers' high current level of spending was vulnerable to ongoing job losses and the high level of debt consumers were already shouldering. We also were neutral to slightly underweight in industrial companies (such as machinery, construction, etc.) as we saw little evidence of improving demand in the manufacturing economy. We did expect improved demand in several areas of technology spending at the corporate level, such as PC's, networking and stor-

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
28

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age, and therefore positioned the Fund with a moderate overweight in technology stocks.

      On balance, we believed the Fund was well-positioned for current economic weakness as well as an eventual recovery, focused on stocks of quality companies that could survive and gain market share in the lean times, and then benefit strongly as customer demand improved. From a fundamental perspective, we believe we were largely correct. However, the market displayed a voracious appetite for the riskiest companies with the highest financial upside if the economy recovered strongly, even though many of these companies were in or near financial distress in the current period.

Q:    What is your outlook for the future?

A: We believe that the exuberant rally in stock prices since March suggests that investors have already priced in lofty expectations for economic growth -- and resulting earnings per share (EPS) acceleration -- in the back half of the year. We do expect some improvement in the economy, driven by low interest rates and fiscal stimulus such as tax cuts. But the rate of this improvement will likely fall short of market expectations. We do not see significant job growth on the near term horizon, which puts consumer spending (over 2/3rds of total U.S. economic output) at risk, and corporations are not yet confident enough about the demand outlook to significantly ramp up their investment spending at this time. This latter point suggests to us that companies are less optimistic than the investment community regarding their own profit growth.

      If EPS growth during the second half of 2003 is slower than the market seems to be expecting, we could see some retrenchment of the recent stock market gains, or at least very little additional upside for the balance of the year. In either scenario, we would expect the speculative activity to lose steam, and for higher-quality companies to reassert market leadership. After all, by definition these "quality" companies are the ones that have demonstrated the ability to deliver stronger financial results more consistently than speculative and distressed companies. If the economic environment continues to be challenging, this pattern should continue and should also be reflected in relative stock price performance.

      Put another way, this is no time to abandon our investment discipline in order to chase the recent strong stock price performance by lower-quality companies. Although the recent market environment has not favored stocks of high-quality companies, and we believe that this situation may recur at times in the future, we will not compromise our core principles to chase a fleeting trend. We have built our investment process on the basic philosophy that investing in companies with high fundamental quality will lead to solid long-term Fund performance.

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
1 Year ............................................................      (1.52)%
3 Year ............................................................      (8.31)%
5 Year ............................................................       0.37%
Since Inception (7/16/97) .........................................       3.77%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Sector Weightings held by the Fund
                               as of June 30, 2003

   [The following table was depicted as a pie chart in the printed material.]

              Utilities                                     2.28%
              Industrials                                  11.05%
              Consumer Staples                              5.15%
              Financials                                   20.71%
              Materials                                     5.01%
              Cash                                          2.39%
              Health Care                                  12.30%
              Information Technology                       24.75%
              Consumer Discretionary                       11.41%
              Telecommunication Services                    1.61%
              Energy                                        3.34%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 96.0%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------

Australia -- 4.0%
--------------------------------------------------------------------------------
  Beverages -- 0.4%
     249,800   Fosters Brewing Group                               $     706,136
  Commercial Banks -- 1.7%
     109,400   Australia and NZ Banking Group Ltd.                     1,367,028
      66,458   National Australia Bank                                 1,494,878
  Containers and Packaging -- 0.5%
     140,166   Amcor Ltd.                                                764,209
  Food and Staples Retailing -- 0.4%
      71,100   Woolworths Ltd.                                           597,706
  Media -- 0.2%
      56,500   News Corp. Ltd.                                           424,894
  Metals and Mining -- 0.6%
     182,956   BHP Billiton Ltd.                                       1,061,388
  Oil and Gas -- 0.2%
      31,200   Woodside Petroleum Ltd.                                   259,352
                                                                   -------------
                                                                       6,675,591
--------------------------------------------------------------------------------
Denmark -- 1.5%
  Commercial Banks -- 1.5%
     124,920   Danske Bank AS                                          2,436,369
--------------------------------------------------------------------------------
Finland -- 3.1%
  Communications Equipment -- 3.1%
     309,590   Nokia OYJ                                               5,106,560
--------------------------------------------------------------------------------
France -- 11.1%
  Beverages -- 1.3%
      23,460   Pernod-Ricard S.A.                                      2,096,724
  Diversified Telecommunication Services -- 1.4%
      96,420   France Telecom S.A. *                                   2,368,976
  Health Care Equipment and Supplies -- 0.9%
      38,000   Essilor Int'l. S.A.                                     1,533,330
  Oil and Gas -- 2.7%
      29,900   Total S.A.                                              4,526,051
  Personal Products -- 1.6%
      37,005   L'Oreal S.A.                                            2,613,492
  Pharmaceuticals-- 1.9%
      52,100   Sanofi-Synthelabo S.A.                                  3,056,330
  Wireless Telecommunication Services -- 1.3%
     243,080   Orange S.A. *                                           2,161,330
                                                                   -------------
                                                                      18,356,233
--------------------------------------------------------------------------------
Germany -- 3.9%
  Diversified Financial Services -- 1.3%
      39,520   Deutsche Boerse AG                                      2,096,972
  Diversified Telecommunication Services -- 0.6%
      65,350   Deutsche Telekom AG *                                     998,994
  Software -- 1.3%
      18,124   SAP AG                                                  2,141,001
  Textiles, Apparel and Luxury Goods -- 0.7%
      14,590   Adidas-Salomon AG                                       1,249,767
                                                                   -------------
                                                                       6,486,734
--------------------------------------------------------------------------------
Hong Kong -- 0.7%
  Computers and Peripherals -- 0.1%
     398,000   Legend Group Ltd.                                         132,698
  Real Estate -- 0.6%
     176,000   Cheung Kong Hldgs. Ltd.                                 1,056,251
                                                                   -------------
                                                                       1,188,949
--------------------------------------------------------------------------------
Ireland -- 3.3%
  Airlines -- 1.0%
     224,140   Ryanair Hldgs. PLC *                                    1,616,513
  Commercial Banks -- 1.0%
     116,340   Allied Irish Banks                                      1,751,706
  Construction Materials -- 1.3%
     133,450   CRH PLC                                                 2,095,287
                                                                   -------------
                                                                       5,463,506
--------------------------------------------------------------------------------
Israel -- 0.6%
  Pharmaceuticals -- 0.6%
      18,200   Teva Pharmaceutical Inds. Ltd. ADR                      1,036,126
--------------------------------------------------------------------------------
Italy -- 2.9%
  Insurance -- 1.0%
     108,190   Riunione Adriatica di Sicurta SPA                       1,643,926
  Oil and Gas -- 1.9%
     212,570   ENI SPA                                                 3,220,180
                                                                   -------------
                                                                       4,864,106
--------------------------------------------------------------------------------
Japan -- 18.5%
  Auto Components -- 0.9%
     109,000   Bridgestone Corp.                                       1,482,375
  Automobiles -- 0.9%
      57,400   Toyota Motor Corp.                                      1,489,416
  Building Products -- 1.6%
     261,000   Asahi Glass Co.                                         1,622,335
      71,000   Tostem Inax Hldg. Corp.                                 1,024,822
  Chemicals -- 1.3%
      36,100   Shin-Etsu Chemical Co. Ltd.                             1,234,909
     280,000   Sumitomo Chemical                                         880,731
  Commercial Banks -- 0.3%
         352   UFJ Hldgs., Inc. *                                        516,891
  Diversified Financial Services -- 1.2%
      19,800   JAFCO Co. Ltd.                                          1,123,357
      24,650   Promise Co.                                               923,437

                       See notes to financial statements.


--------------------------------------------------------------------------------
98

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
  Diversified Telecommunication Services -- 0.6%
         260   Nippon Tele. & Tel. Corp.                           $   1,021,735
  Electronic Equipment and Instruments -- 1.4%
       7,000   Keyence Corp.                                           1,284,886
      17,900   Kyocera Corp.                                           1,026,015
  Household Products -- 1.0%
      90,000   Kao Corp.                                               1,678,278
  Insurance -- 0.6%
     211,000   Mitsui Sumitomo Insurance Co.                             980,576
  Leisure Equipment and Products -- 1.7%
     244,000   Konica Corp.                                            2,782,929
  Office Electronics -- 2.0%
     134,000   Brother Industries Ltd.                                   927,955
      51,000   Canon, Inc.                                             2,344,583
  Pharmaceuticals -- 1.1%
      51,100   Takeda Chemical Industries Ltd.                         1,888,724
  Road and Rail -- 0.8%
         315   East Japan Railway                                      1,403,446
  Semiconductors and Semiconductor Equipment -- 1.0%
      15,600   Rohm Co. Ltd.                                           1,703,759
  Trading Companies and Distributors-- 0.9%
     282,000   Mitsui & Co. Ltd.                                       1,416,411
  Wireless Telecommunication Services -- 1.2%
         901   NTT DoCoMo, Inc.                                        1,954,528
                                                                   -------------
                                                                      30,712,098
--------------------------------------------------------------------------------
Mexico -- 0.4%
  Commercial Banks -- 0.4%
     695,700   Grupo Fin. BBVA Bancomer
                 S.A. de C.V. *                                          587,878
--------------------------------------------------------------------------------
Netherlands -- 1.6%
  Media -- 1.6%
      85,090   Ver Ned Uitgevers                                       2,625,981
--------------------------------------------------------------------------------
New Zealand -- 0.4%
  Diversified Telecommunication Services -- 0.4%
     190,500   Telecom. Corp. of New Zealand                             585,706
--------------------------------------------------------------------------------
People's Republic of China -- 0.4%
  Oil and Gas -- 0.4%
     510,000   CNOOC Ltd.                                                745,561
--------------------------------------------------------------------------------
Portugal -- 1.3%
  Diversified Telecommunication Services -- 0.3%
      66,134   Portugal Telecom. SGPS S.A.                               474,681
  Transportation Infrastructure -- 1.0%
     299,000   Brisa-Auto Estradas de Portugal S.A.                    1,685,232
                                                                   -------------
                                                                       2,159,913
--------------------------------------------------------------------------------
Russia -- 0.5%
  Oil and Gas -- 0.5%
      11,500   LUKOIL ADR                                                909,650
--------------------------------------------------------------------------------
Singapore -- 0.6%
  Airlines -- 0.1%
      34,000   Singapore Airlines Ltd.                                   200,823
  Electronic Equipment and Instruments -- 0.5%
      79,000   Venture Corp. Ltd.                                        722,363
                                                                   -------------
                                                                         923,186
--------------------------------------------------------------------------------
South Africa -- 0.3%
  Metals and Mining -- 0.3%
      17,700   Anglo American Platinum Corp.                             559,258
--------------------------------------------------------------------------------
South Korea -- 1.0%
  Tobacco -- 0.5%
     105,000   K T & G Corp. GDR+                                        866,250
  Wireless Telecommunication Services -- 0.5%
      45,300   SK Telecom Co. Ltd. ADR                                   854,358
                                                                   -------------
                                                                       1,720,608
--------------------------------------------------------------------------------
Spain -- 2.6%
  Commercial Banks -- 1.2%
      39,400   Banco Popular Espanol S.A.                              1,994,074
  Tobacco -- 1.4%
      88,530   Altadis S.A.                                            2,272,882
                                                                   -------------
                                                                       4,266,956
--------------------------------------------------------------------------------
Sweden -- 2.4%
  Communications Equipment -- 1.2%
   1,865,870   LM Ericsson                                             2,007,014
  Machinery -- 1.2%
      86,870   Atlas Copco AB                                          2,042,671
                                                                   -------------
                                                                       4,049,685
--------------------------------------------------------------------------------
Switzerland -- 6.5%
  Commercial Banks -- 0.6%
      17,812   UBS AG                                                    992,996
  Commercial Services and Supplies -- 0.6%
      24,630   Adecco S.A.                                             1,016,835
  Construction Materials -- 0.7%
      32,990   Holcim Ltd.                                             1,221,626
  Food Products -- 1.4%
      10,840   Nestle S.A.                                             2,241,625
  Insurance -- 1.2%
      37,300   Swiss Reinsurance                                       2,071,149
  Pharmaceuticals -- 2.0%
      82,460   Novartis AG                                             3,270,092
                                                                   -------------
                                                                      10,814,323
--------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
United Kingdom -- 28.4%
  Beverages -- 1.4%
     222,000   Diageo PLC                                          $   2,374,127
  Commercial Banks -- 6.9%
     320,100   Barclays PLC                                            2,380,921
     107,625   HBOS PLC                                                1,395,574
     223,000   HSBC Hldgs.                                             2,639,154
     279,000   Lloyds TSB Group PLC                                    1,984,138
     111,088   Royal Bank of Scotland                                  3,121,496
  Construction Materials -- 0.6%
     175,000   Hanson PLC                                                976,968
  Hotels, Restaurants and Leisure -- 0.9%
      33,400   Carnival PLC                                            1,016,359
      84,128   Compass Group                                             454,363
  Insurance -- 0.7%
     106,000   Aviva PLC                                                 737,185
      68,000   Prudential Corp.                                          412,498
  Media -- 1.7%
     116,000   British Sky Broadcasting Group *                        1,287,510
     123,300   Elsevier NV                                             1,456,552
  Multiline Retail -- 0.7%
      69,000   Next PLC                                                1,170,725
  Oil and Gas -- 3.2%
     247,000   BG Group PLC                                            1,096,196
     420,000   BP Amoco PLC                                            2,917,452
     184,000   Shell Transport & Trading                               1,216,535
  Pharmaceuticals -- 4.9%
      49,064   Astrazeneca                                             1,970,679
     306,577   GlaxoSmithKline PLC                                     6,197,447
  Software -- 0.4%
     219,380   Sage Group                                                587,434
  Tobacco -- 3.5%
     155,000   British American Tobacco PLC                            1,761,372
     228,900   Imperial Tobacco                                        4,097,520
  Wireless Telecommunication Services -- 3.5%
   2,989,188   Vodafone Group                                          5,854,885
                                                                   -------------
                                                                      47,107,090
--------------------------------------------------------------------------------
               Total Common Stocks
                 (Cost $156,926,337)                                 159,382,067

--------------------------------------------------------------------------------
Preferred Stocks -- 1.5%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Brazil -- 0.5%
--------------------------------------------------------------------------------
  Oil and Gas -- 0.5%
      49,800   Petroleo Brasileiro S.A. ADR                        $     884,448
--------------------------------------------------------------------------------
Germany -- 1.0%
  Automobiles -- 1.0%
       3,950   Porsche AG                                              1,676,548
--------------------------------------------------------------------------------
               Total Preferred Stocks
                 (Cost $2,180,913)                                     2,560,996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Bond -- 0.2%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Japan -- 0.2%

  Commercial Banks -- 0.2%
$ 51,000,000   SMFG Finance
                 2.25% due 7/11/2005
                 (Cost $319,310)                                   $     395,728
--------------------------------------------------------------------------------
Total Investments -- 97.7%
  (Cost $159,426,560)                                                162,338,791
Cash, Receivables and Other Assets
  Less Liabilities -- 2.3%                                             3,774,136
--------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 166,112,927
--------------------------------------------------------------------------------

*     Non-income producing security.
+     Rule 144A restricted security.

Glossary of Terms:

     ADR - American Depositary Receipt.
     GDR - Global Depositary Receipt.

                       See notes to financial statements.


--------------------------------------------------------------------------------
100

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
  Investments, at market (cost $159,426,560)                      $ 162,338,791
  Foreign currency (cost $257,620)                                      256,162
  Receivable for securities sold                                      2,589,696
  Receivable for fund shares sold                                     2,116,050
  Dividends receivable                                                  255,653
  Dividend reclaims receivable                                          246,304
  Interest receivable                                                     2,925
  Other assets                                                            1,363
                                                                  -------------
    Total Assets                                                    167,806,944
                                                                  -------------

LIABILITIES
  Payable for securities purchased                                    1,246,185
  Due to custodian                                                      283,637
  Accrued expenses                                                      151,080
  Unrealized depreciation on foreign currency                            12,149
  Payable for fund shares redeemed                                          966
                                                                  -------------
    Total Liabilities                                                 1,694,017
                                                                  -------------
    Net Assets                                                    $ 166,112,927
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   1,468,372
  Additional paid-in capital                                        234,986,584
  Undistributed net investment income                                 1,741,542
  Accumulated net realized loss on investments
    and foreign currency related transactions                       (75,025,161)
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                     2,941,590
                                                                  -------------
    Net Assets                                                    $ 166,112,927
                                                                  =============

Shares Outstanding -- $0.10 par value                                14,683,720
                                                                  =============

Net Asset Value Per Share                                         $       11.31
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
  Dividends                                                       $   2,938,045
  Interest                                                               22,900
  Less: Foreign tax withheld                                           (353,737)
                                                                  -------------
    Total Income                                                      2,607,208
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                  635,779
    Custodian fees                                                      170,834
    Audit fees                                                           12,931
    Directors' fees -- Note B                                             5,352
    Other                                                                41,360
                                                                  -------------
      Total Expenses                                                    866,256
                                                                  -------------

  Net Investment Income                                               1,740,952
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCIES -- NOTE C
    Net realized loss on investments -- Note A                       (9,511,160)
    Net realized gain on foreign currency related
      transactions -- Note A                                             21,298
    Net change in unrealized depreciation of
      investments -- Note C                                          21,711,579
    Net change in unrealized appreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note A                         3,237
                                                                  -------------
  Net Realized and Unrealized Gain on
    Investments and Foreign Currencies                               12,224,954
                                                                  -------------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                           $  13,965,906
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
-----------------------------------------

Statement of Changes in Net Assets

                                                                                         Six Months       Year Ended
                                                                                              Ended     December 31,
                                                                                      June 30, 2003             2002
                                                                                        (Unaudited)        (Audited)
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                             $   1,740,952    $   1,957,619
    Net realized loss on investments and foreign currency related transactions           (9,489,862)     (53,691,383)
    Net change in unrealized appreciation/(depreciation) of investments and
      translation of other assets and liabilities denominated in foreign currencies      21,714,816       11,177,888
                                                                                      -------------    -------------
    Net Increase/(Decrease) in Net Assets from Operations                                13,965,906      (40,555,876)
                                                                                      -------------    -------------

  Dividends to Shareholders from:
    Net investment income                                                                  (758,832)        (177,670)
                                                                                      -------------    -------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note E                (10,909,076)     (51,102,901)
                                                                                      -------------    -------------
  Net Increase/(Decrease) in Net Assets                                                   2,297,998      (91,836,447)

NET ASSETS:
Beginning of period                                                                     163,814,929      255,651,376
                                                                                      -------------    -------------
End of period *                                                                       $ 166,112,927    $ 163,814,929
                                                                                      =============    =============

* Includes undistributed net investment income of:                                    $   1,741,542    $     759,422

                       See notes to financial statements.


--------------------------------------------------------------------------------
102

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                 Six Months
                                                    Ended                          Year Ended December 31, (Audited)
                                                June 30, 2003    -----------------------------------------------------------------
                                                 (Unaudited)        2002          2001          2000          1999          1998
                                                ----------------------------------------------------------------------------------
Net asset value,
  beginning of period ........................  $   10.46        $   12.72     $   16.24     $   26.78     $   20.92     $   18.27
                                                ---------        ---------     ---------     ---------     ---------     ---------

Income from investment
  operations:
  Net investment income ......................       0.12             0.11          0.05          0.03          0.10          0.13
  Net realized and unrealized gain/
    (loss) on investments and translation of
    other assets and liabilities denominated
    in foreign currency ......................       0.78            (2.36)        (3.34)        (5.39)         7.86          3.73
                                                ---------        ---------     ---------     ---------     ---------     ---------
  Net increase/(decrease) from investment
    operations ...............................       0.90            (2.25)        (3.29)        (5.36)         7.96          3.86
                                                ---------        ---------     ---------     ---------     ---------     ---------

Dividends and Distributions
  to Shareholders from:
  Net investment income ......................      (0.05)           (0.01)           --            --         (0.09)        (0.11)
  Distributions in excess of net
    investment income ........................         --               --            --            --         (0.01)        (0.01)
  Net realized gain on investments and
    foreign currency related transactions ....         --               --         (0.23)        (5.18)        (2.00)        (1.09)
                                                ---------        ---------     ---------     ---------     ---------     ---------
  Total dividends and distributions ..........      (0.05)           (0.01)        (0.23)        (5.18)        (2.10)        (1.21)
                                                ---------        ---------     ---------     ---------     ---------     ---------

Net asset value, end of period ...............  $   11.31        $   10.46     $   12.72     $   16.24     $   26.78     $   20.92
                                                ---------        ---------     ---------     ---------     ---------     ---------

Total return* ................................       8.60%(a)       (17.70)%      (20.40)%      (20.00)%       39.11%        21.17%
                                                ---------        ---------     ---------     ---------     ---------     ---------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........................  $ 166,113        $ 163,815     $ 255,651     $ 570,284     $ 933,544     $ 680,290
  Ratio of expenses to
    average net assets .......................       1.09%(b)         1.02%         0.99%         0.97%         0.96%         0.98%
  Ratio of net investment
    income to average net assets .............       2.19%(b)         0.89%         0.59%         0.12%         0.40%         0.55%
  Portfolio turnover rate ....................         16%              39%           40%           55%           52%           47%


* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
------------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks --94.6%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Argentina -- 0.2%
--------------------------------------------------------------------------------
  Distributors -- 0.2%
      21,900   Imp. Y Exp. Patagonia *                              $     77,936
--------------------------------------------------------------------------------
Brazil -- 7.0%
  Beverages -- 1.4%
      24,000   Comp. de Bebidas das Americas ADR                         488,400
  Diversified Telecommunication Services -- 1.8%
      54,300   Telecom. Norte Leste Participacoes
                 ADR                                                     634,224
  Metals and Mining -- 1.0%
      14,600   Comp. Siderurgica Nacional S.A.
                 ADR                                                     362,226
  Oil and Gas -- 2.2%
      40,231   Petroleo Brasileiro S.A. ADR                              794,965
  Paper and Forest Products -- 0.6%
      11,916   Votorantim Celulose e Papel S.A.
                 ADR                                                     230,455
                                                                    ------------
                                                                       2,510,270
--------------------------------------------------------------------------------
Chile -- 1.5%
  Commercial Banks -- 0.9%
      15,026   Banco Santander Chile ADR                                 306,681
  Metals and Mining -- 0.6%
      22,400   Antofagasta Hldgs.                                        227,703
                                                                    ------------
                                                                         534,384
--------------------------------------------------------------------------------
Croatia -- 1.2%
  Pharmaceuticals -- 1.2%
      30,525   Pliva d.d. GDR                                            422,771
--------------------------------------------------------------------------------
Estonia -- 1.0%
  Commercial Banks -- 1.0%
      17,000   Hansabank Ltd.                                            349,043
--------------------------------------------------------------------------------
Hong Kong -- 2.0%
  Internet Software and Services -- 0.6%
     690,000   Tom.Com Ltd. *                                            207,934
  Real Estate -- 0.5%
   1,660,000   China Overseas Land & Invest. Ltd.                        178,812
  Wireless Telecommunication Services -- 0.9%
     144,000   China Mobile (Hong Kong) Ltd.                             339,773
                                                                    ------------
                                                                         726,519
--------------------------------------------------------------------------------
Hungary -- 0.1%
  Diversified Telecommunication Services -- 0.1%
      13,610   Matav RT                                                   46,591
--------------------------------------------------------------------------------
India -- 4.9%
  Automobiles -- 1.5%
     100,352   Hero Honda Motors Ltd.                                    548,201
  Commercial Banks -- 0.3%
      34,000   ICICI Bank Ltd.                                           110,179
  Diversified Financial Services -- 0.6%
      23,444   Housing Dev. Fin. Corp. Ltd.                              206,950
  Machinery -- 0.4%
      45,000   Punjab Tractors Ltd.                                      162,670
  Metals and Mining -- 2.1%
      20,400   Hindalco Inds. Ltd.                                       327,875
     115,000   Sesa Goa Ltd.                                             414,347
                                                                    ------------
                                                                       1,770,222
--------------------------------------------------------------------------------
Indonesia -- 2.4%
  Food Products -- 0.2%
     401,500   Astra Agro Lestari                                         68,133
  Industrial Conglomerates -- 1.0%
     841,423   Astra Int'l. *                                            364,617
  Multiline Retail -- 0.6%
     525,000   Ramayana Lestari Sentosa                                  205,227
  Tobacco -- 0.6%
     436,000   H M Sampoerna                                             219,321
                                                                    ------------
                                                                         857,298
--------------------------------------------------------------------------------
Israel -- 5.3%
  Commercial Banks -- 0.6%
     110,000   Bank Hapoalim Ltd. *                                      233,480
  Internet Software and Services -- 1.7%
      31,200   Check Point Software Technologies
                 Ltd. *                                                  609,960
  Pharmaceuticals -- 3.0%
      18,900   Teva Pharmaceutical Inds. Ltd.
                 ADR                                                   1,075,977
                                                                    ------------
                                                                       1,919,417
--------------------------------------------------------------------------------
Malaysia -- 4.0%
  Automobiles -- 0.9%
     158,000   Perusahaan Otomobil Nasional
                 Berhad                                                  336,790
  Construction and Engineering -- 0.5%
     189,000   Road Builder (M) Hldgs. Berhad                            175,074
  Hotels, Restaurants and Leisure -- 1.8%
     123,600   Genting Berhad                                            487,895
      68,000   Tanjong PLC                                               178,947
  Tobacco -- 0.8%
      27,000   British American Tobacco Malaysia
                 Berhad                                                  277,105
                                                                    ------------
                                                                       1,455,811
--------------------------------------------------------------------------------
Mexico -- 10.4%
  Beverages -- 0.8%
     119,000   Grupo Modelo S.A.                                         271,037
  Commercial Banks -- 2.3%
      85,500   Grupo Fin. Banorte S.A. de C.V.                           241,375
     714,800   Grupo Fin. BBVA Bancomer
                 S.A. de C.V. *                                          604,018

                       See notes to financial statements.


--------------------------------------------------------------------------------
104

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
  Construction and Engineering -- 0.8%
     139,600   Consorcio Ara S.A. de C.V. *                         $    277,210
  Diversified Telecommunication Services -- 2.3%
     258,000   Grupo Carso Global Telecom. *                             327,886
      15,800   Telefonos de Mexico S.A. ADR                              496,436
  Media -- 0.5%
      27,500   TV Azteca S.A. de C.V. ADR                                178,750
  Multiline Retail -- 1.3%
     169,353   Wal-Mart de Mexico S.A. de C.V.                           455,411
  Transportation Infrastructure -- 0.5%
      13,300   Grupo Aeroportuario del Sureste S.A.
                 de C.V. ADR                                             194,579
  Wireless Telecommunication Services -- 1.9%
      24,200   America Movil S.A. de C.V. ADR                            453,750
     260,000   America Telecom S.A. de C.V. *                            243,839
                                                                    ------------
                                                                       3,744,291
--------------------------------------------------------------------------------
People's Republic of China -- 7.1%
  Airlines -- 0.3%
     456,000   China Southern Airlines Co. Ltd. *                        119,875
  Metals and Mining -- 2.6%
   1,478,000   Aluminum Corp. of China Ltd.                              329,786
   1,712,000   Jiangxi Copper Co. Ltd.                                   265,642
     698,000   Yanzhou Coal Mining                                       324,468
  Oil and Gas -- 3.3%
     230,000   CNOOC Ltd.                                                336,233
   2,822,000   PetroChina Co. Ltd.                                       850,420
  Real Estate -- 0.4%
   1,000,000   Beijing North Star Co. Ltd.                               133,365
  Transportation Infrastructure -- 0.5%
     440,000   Zhejiang Expressway Co. Ltd                               181,966
                                                                    ------------
                                                                       2,541,755
--------------------------------------------------------------------------------
Russia -- 6.3%
  Metals and Mining -- 1.2%
      12,400   JSC MMC Norilsk Nickel ADR                                431,520
  Oil and Gas -- 5.1%
      10,000   LUKOIL ADR                                                791,000
      15,439   OAO Gazprom ADR                                           290,253
      13,450   YUKOS Corp. ADR                                           748,493
                                                                    ------------
                                                                       2,261,266
--------------------------------------------------------------------------------
South Africa -- 9.6%
  Commercial Banks -- 3.0%
      58,800   Nedcor Ltd.                                               703,086
      84,000   Standard Bank Group Ltd.                                  368,096
  Metals and Mining -- 4.8%
      25,720   Anglo American Platinum Corp.                             812,663
      14,778   Anglovaal Mining Ltd. *                                    78,974
     202,157   Kumba Resources Ltd.                                      812,949
  Oil and Gas -- 1.8%
      59,300   Sasol Ltd.                                                661,926
                                                                    ------------
                                                                       3,437,694
--------------------------------------------------------------------------------
South Korea -- 17.8%
  Auto Components -- 0.7%
     160,000   Hyundai Autonet Co. Ltd.                                  256,509
  Chemicals -- 1.4%
      12,700   Cheil Industries, Inc.                                    175,429
      29,668   Hyosung Corp.                                             320,399
  Construction and Engineering -- 1.6%
      18,500   Daelim Industrial Co. Ltd.                                322,143
      35,650   Hyundai Development Co.                                   237,567
  Media -- 1.1%
       4,000   Cheil Comms., Inc.                                        393,470
  Metals and Mining -- 1.1%
      94,200   Dongkuk Steel Mill Co. Ltd.                               412,445
  Pharmaceuticals -- 0.5%
       8,700   Jeil Pharmaceutical Co.                                   182,085
  Semiconductors and Semiconductor Equipment -- 5.0%
       8,500   Samsung Electronics Co. Ltd GDR+                        1,264,375
       1,800   Samsung Electronics Co. Ltd.                              534,952
  Tobacco -- 1.7%
      72,800   K T & G Corp. GDR+                                        600,600
  Trading Companies and Distributors -- 2.1%
     128,800   Samsung Corp.                                             769,889
  Wireless Telecommunication Services -- 2.6%
       5,450   SK Telecom Co. Ltd.                                       930,766
                                                                    ------------
                                                                       6,400,629
--------------------------------------------------------------------------------
Taiwan -- 10.0%
  Airlines -- 0.5%
     437,000   China Airlines                                            169,825
  Construction and Engineering -- 0.8%
     453,000   CTCI Corp.                                                293,187
  Diversified Financial Services -- 2.2%
     903,000   China Development Financial Hldg.
                 Corp. *                                                 344,398
   1,200,000   SinoPac Hldgs.                                            438,601
  Diversified Telecommunication Services -- 0.2%
      52,000   Chunghwa Telecom Co. Ltd.                                  76,625
  Electronic Equipment and Instruments -- 1.6%
      41,600   Au Optronics Corp. ADR                                    287,872
      38,050   Hon Hai Precision Inds. Co. Ltd. GDR                      287,278

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
------------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited) (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
  Food Products -- 0.2%
     210,000   Lian Hwa Foods Corp.                                 $     64,013
  Multiline Retail -- 0.8%
   1,238,000   Far Eastern Dept. Stores Ltd.                             286,160
  Semiconductors and Semiconductor Equipment -- 2.1%
     466,900   Taiwan Semiconductor Mfg. Co.
                 Ltd. *                                                  768,948
  Trading Companies and Distributors -- 0.9%
     481,000   Test-Rite Int'l. Co. Ltd.                                 308,530
  Wireless Telecommunication Services -- 0.7%
     355,000   Taiwan Cellular Corp. *                                   257,455
                                                                    ------------
                                                                       3,582,892
--------------------------------------------------------------------------------
Thailand -- 2.6%
  Construction Materials -- 1.3%
     117,000   The Siam Cement Public Co. Ltd.                           467,221
  Media -- 0.5%
      27,900   BEC World Public Co. Ltd.                                 159,163
  Real Estate -- 0.8%
   1,320,000   Land & Houses Public Co. Ltd.                             298,075
                                                                    ------------
                                                                         924,459
--------------------------------------------------------------------------------
Turkey -- 1.2%
  Industrial Conglomerates -- 0.6%
  25,797,600   Koc Hldg. A.S. *                                          225,513
  Wireless Telecommunication Services -- 0.6%
  29,000,000   Turkcell Iletisim Hizmetleri A.S. *                       194,219
                                                                    ------------
                                                                         419,732
--------------------------------------------------------------------------------
               Total Common Stocks
                 (Cost $30,030,610)                                   33,982,980
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks -- 3.3%
--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Brazil -- 3.3%
  Commercial Banks -- 1.6%
     754,291   Itausa-Investimentos Itau S.A.                       $    593,515
  Diversified Telecommunication Services -- 0.6%
   1,719,000   Celular CRT Participacoes S.A.                            203,791
  Metals and Mining -- 1.1%
      13,900   Comp. Vale do Rio Doce                                    380,615
--------------------------------------------------------------------------------
               Total Preferred Stocks
                 (Cost $1,079,876)                                     1,177,921
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.1%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$    405,000   State Street Bank and Trust Co.
               repurchase agreement, dated 6/30/2003,
               maturity value $405,004 at  0.35%,
               due 7/1/2003 (1)
                 (Cost $405,000)                                      $  405,000
--------------------------------------------------------------------------------
Total Investments -- 99.0%
  (Cost $31,515,486)                                                  35,565,901
Cash, Receivables and Other Assets
  Less Liabilities -- 1.0%                                               351,241
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $ 35,917,142
--------------------------------------------------------------------------------

*     Non-income producing security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
+     Rule 144A restricted security.

Glossary of Terms:

      ADR - American Depositary Receipt.
      GDR - Global Depositary Receipt.

                       See notes to financial statements.


--------------------------------------------------------------------------------
106

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
  Investments, at market (cost $31,515,486)                        $ 35,565,901
  Foreign currency (cost $12,508)                                        12,458
  Cash                                                                      689
  Receivable for fund shares sold                                       516,525
  Receivable for securities sold                                        115,067
  Dividends receivable                                                   92,380
  Other assets                                                              606
                                                                   ------------
    Total Assets                                                     36,303,626
                                                                   ------------

LIABILITIES
  Payable for securities purchased                                      215,526
  Accrued foreign capital gains tax                                      73,174
  Payable for fund shares redeemed                                       63,442
  Accrued expenses                                                       34,342
                                                                   ------------
    Total Liabilities                                                   386,484
                                                                   ------------
    Net Assets                                                     $ 35,917,142
                                                                   ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $    351,980
  Additional paid-in capital                                         38,869,280
  Undistributed net investment income                                    14,158
  Accumulated net realized loss on investments
    and foreign currency related transactions                        (7,350,965)
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                     4,032,689
                                                                   ------------
    Net Assets                                                     $ 35,917,142
                                                                   ============

Shares Outstanding -- $0.10 par value                                 3,519,803
                                                                   ============

Net Asset Value Per Share                                          $      10.20
                                                                   ============

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
  Dividends                                                        $    550,713
  Interest                                                                5,962
  Less: Foreign tax withheld                                            (56,389)
                                                                   ------------
    Total Income                                                        500,286
                                                                   ------------

  Expenses:
    Investment advisory fees -- Note B                                  163,112
    Custodian fees                                                      138,126
    Audit fees                                                           12,931
    Directors' fees -- Note B                                             1,291
    Other                                                                15,108
                                                                   ------------
    Total Expenses                                                      330,568
                                                                   ------------

  Net Investment Income                                                 169,718
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCIES -- NOTE C
    Net realized loss on investments -- Note A                       (1,662,246)
    Net realized loss on foreign currency related
      transactions -- Note A                                            (40,283)
    Net change in unrealized depreciation of
      investments -- Note C                                           6,347,291
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note A                          (167)
    Foreign Capital Gains Tax                                           (75,907)
                                                                   ------------
  Net Realized and Unrealized Gain on
    Investments and Foreign Currencies                                4,568,688
                                                                   ------------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                            $  4,738,406
                                                                   ============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
------------------------------------------

Statement of Changes in Net Assets

                                                                                            Six Months     Year Ended
                                                                                                 Ended   December 31,
                                                                                         June 30, 2003           2002
                                                                                           (Unaudited)      (Audited)
                                                                                          ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                                 $    169,718   $    248,283
    Net realized gain/(loss) on investments and foreign currency related transactions       (1,778,436)     2,066,646
    Net change in unrealized appreciation/(depreciation) of investments and
      translation of other assets and liabilities denominated in foreign currencies          6,347,124     (6,936,745)
                                                                                          ------------   ------------
      Net Increase/(Decrease) in Net Assets from Operations                                  4,738,406     (4,621,816)
                                                                                          ------------   ------------

  Dividends to Shareholders from:
    Net investment income                                                                     (133,140)      (213,244)
                                                                                          ------------   ------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note E                    (1,899,004)   (18,466,972)
                                                                                          ------------   ------------
  Net Increase/(Decrease) in Net Assets                                                      2,706,262    (23,302,032)

NET ASSETS:
Beginning of period                                                                         33,210,880     56,512,912
                                                                                          ------------   ------------
End of period *                                                                           $ 35,917,142   $ 33,210,880
                                                                                          ============   ============

* Includes undistributed/(distributions in excess) of net investment income of:           $     14,158   $    (22,240)

                       See notes to financial statements.


--------------------------------------------------------------------------------
108

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                  Six Months
                                                    Ended                       Year Ended December 31, (Audited)
                                                June 30, 2003    -----------------------------------------------------------
                                                 (Unaudited)        2002         2001         2000         1999       1998
                                                 ---------------------------------------------------------------------------
Net asset value,
  beginning of period ........................   $   8.91        $   9.57     $   9.02     $  12.73     $   7.39    $  10.17
                                                 --------        --------     --------     --------     --------    --------
Income from investment
  operations:
  Net investment income/(loss) ...............       0.05            0.05         0.07        (0.04)        0.01        0.09
  Net realized and unrealized gain/
    (loss) on investments and translation of
    other assets and liabilities denominated
    in foreign currency ......................       1.28           (0.66)        0.50        (3.50)        5.33       (2.81)
                                                 --------        --------     --------     --------     --------    --------
  Net increase/(decrease) from investment
    operations ...............................       1.33           (0.61)        0.57        (3.54)        5.34       (2.72)
                                                 --------        --------     --------     --------     --------    --------
Dividends and Distributions
  to Shareholders from:
  Net investment income ......................      (0.04)          (0.05)       (0.02)          --           --          --
  Net realized gain on investments and
    foreign currency related transactions ....         --              --           --        (0.17)          --          --
  Tax return of capital ......................         --              --           --           --           --       (0.06)
                                                 --------        --------     --------     --------     --------    --------

  Total dividends and distributions ..........      (0.04)          (0.05)       (0.02)       (0.17)          --       (0.06)
                                                 --------        --------     --------     --------     --------    --------
Net asset value, end of period ...............   $  10.20        $   8.91     $   9.57     $   9.02     $  12.73    $   7.39
                                                 --------        --------     --------     --------     --------    --------

Total return* ................................      14.90%(a)       (6.34)%       6.30%      (27.81)%      72.26%     (26.77)%
                                                 --------        --------     --------     --------     --------    --------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........................   $ 35,917        $ 33,211     $ 56,513     $ 58,636     $ 92,256    $ 50,664
  Ratio of expenses to
    average net assets .......................       2.03%(b)        1.54%        1.48%        1.38%        1.44%       1.49%
  Ratio of net investment
    income/(loss) to average net assets ......       1.04%(b)        0.42%        0.84%       (0.22)%       0.12%       1.16%
  Portfolio turnover rate ....................         28%            101%         103%          95%          96%         69%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Schedule of Investments
June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 98.7%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
--------------------------------------------------------------------------------
     141,700   EDO Corp.                                          $   2,508,090
--------------------------------------------------------------------------------
Airlines -- 2.0%
     166,900   Continental Airlines, Inc. *                           2,498,493
     134,100   Skywest, Inc.                                          2,555,946
                                                                  --------------
                                                                      5,054,439
--------------------------------------------------------------------------------
Auto Components -- 1.7%
     185,200   American Axle & Mfg. Hldgs., Inc. *                    4,426,280
--------------------------------------------------------------------------------
Beverages -- 1.0%
     118,100   Cott Corp. *                                           2,443,489
--------------------------------------------------------------------------------
Biotechnology -- 4.0%
      82,700   Charles River Laboratories Int'l. *                    2,661,286
     120,800   Exact Sciences Corp. *                                 1,323,968
     124,200   NPS Pharmaceuticals, Inc. *                            3,023,028
     121,000   Protein Design Labs., Inc. *                           1,691,580
      98,200   Vertex Pharmaceuticals, Inc. *                         1,433,720
                                                                  --------------
                                                                     10,133,582
--------------------------------------------------------------------------------
Capital Markets -- 2.2%
     197,100   Investors Financial Svcs. Corp.                        5,717,871
--------------------------------------------------------------------------------
Chemicals -- 1.8%
     120,300   Cabot Corp.                                            3,452,610
      58,400   Spartech Corp.                                         1,238,664
                                                                  --------------
                                                                      4,691,274
--------------------------------------------------------------------------------
Commercial Banks -- 6.8%
      29,100   City National Corp.                                    1,296,696
      49,100   Community Bank System, Inc.                            1,865,800
     101,700   East West Bancorp, Inc.                                3,675,443
      90,900   Southwest Bancorp. of Texas, Inc. *                    2,955,159
      95,400   UCBH Hldgs., Inc.                                      2,736,072
     191,750   W Hldg. Co., Inc.                                      3,244,410
      49,950   Wintrust Financial Corp.                               1,478,520
                                                                  --------------
                                                                     17,252,100
--------------------------------------------------------------------------------
Commercial Services and Supplies -- 2.0%
      71,000   Banta Corp.                                            2,298,270
     110,175   FTI Consulting, Inc. *                                 2,751,070
                                                                  --------------
                                                                      5,049,340
--------------------------------------------------------------------------------
Communications Equipment -- 3.9%
      64,100   Avocent Corp. *                                        1,918,513
     417,300   Extreme Networks, Inc. *                               2,211,690
     117,100   F5 Networks, Inc. *                                    1,973,135
      91,400   McDATA Corp. *                                         1,325,300
     177,100   Polycom, Inc. *                                        2,454,606
                                                                  --------------
                                                                      9,883,244
--------------------------------------------------------------------------------
Computers and Peripherals -- 1.4%
     256,300   Synaptics, Inc. *                                      3,449,798
--------------------------------------------------------------------------------
Construction and Engineering -- 2.4%
      47,200   EMCOR Group, Inc. *                                    2,329,792
      90,700   Jacobs Engineering Group, Inc. *                       3,823,005
                                                                  --------------
                                                                      6,152,797
--------------------------------------------------------------------------------
Diversified Financial Services -- 1.8%
     188,600   Financial Federal Corp. *                              4,601,840
--------------------------------------------------------------------------------
Diversified Telecommunication Services -- 1.6%
      94,100   Comwlth. Tel. Enterprises, Inc. *                      4,137,577
--------------------------------------------------------------------------------
Electric Utilities -- 0.5%
      44,000   Great Plains Energy, Inc.                              1,270,720
--------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 1.9%
      82,800   Benchmark Electronics, Inc. *                          2,546,928
      69,500   Varian, Inc. *                                         2,409,565
                                                                  --------------
                                                                      4,956,493
--------------------------------------------------------------------------------
Energy Equipment and Services -- 0.5%
      39,200   Patterson-UTI Energy, Inc. *                           1,270,080
--------------------------------------------------------------------------------
Food and Staples Retailing -- 1.8%
     167,100   United Natural Foods, Inc. *                           4,702,194
--------------------------------------------------------------------------------
Food Products -- 1.6%
      64,300   American Italian Pasta Co. *                           2,678,095
      62,400   Smithfield Foods, Inc. *                               1,430,208
                                                                  --------------
                                                                      4,108,303
--------------------------------------------------------------------------------
Gas Utilities -- 1.0%
      95,800   AGL Resources, Inc.                                    2,437,152
--------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 3.2%
     156,300   ALARIS Medical Systems, Inc. *                         2,024,085
     171,100   American Medical Systems Hldgs.,
                 Inc. *                                               2,886,457
     170,500   Conceptus, Inc. *                                      2,395,525
      48,500   Synovis Life Technologies, Inc. *                        957,390
                                                                  --------------
                                                                      8,263,457
--------------------------------------------------------------------------------
Health Care Providers and Services -- 2.0%
      65,000   Henry Schein, Inc. *                                   3,402,100
      81,800   LifePoint Hospitals, Inc. *                            1,712,892
                                                                  --------------
                                                                      5,114,992
--------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 3.1%
     101,400   California Pizza Kitchen, Inc. *                       2,180,100
     128,700   Penn National Gaming, Inc. *                           2,644,785
     125,800   Ruby Tuesday, Inc.                                     3,111,034
                                                                  --------------
                                                                      7,935,919
--------------------------------------------------------------------------------
Household Durables -- 0.9%
      84,100   Toll Brothers, Inc. *                                  2,380,871
--------------------------------------------------------------------------------
Household Products -- 0.8%
     100,900   Dial Corp.                                             1,962,505
--------------------------------------------------------------------------------
Information Technology Services -- 2.5%
      82,200   CACI Int'l., Inc. *                                    2,819,460
     254,900   Keane, Inc. *                                          3,474,287
                                                                  --------------
                                                                      6,293,747
--------------------------------------------------------------------------------
Insurance -- 5.4%
      72,500   Brown & Brown, Inc.                                    2,356,250
     112,300   Harleysville Group, Inc.                               2,585,146
      71,300   Montpelier Re Hldgs. Ltd. *                            2,253,080

                       See notes to financial statements.


--------------------------------------------------------------------------------
110

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
      62,200   Philadelphia Conso. Hldg. Corp. *                  $   2,512,880
      95,100   ProAssurance Corp. *                                   2,566,749
      29,600   RenaissanceRe Hldgs. Ltd.                              1,347,392
                                                                  --------------
                                                                     13,621,497
--------------------------------------------------------------------------------
Internet Software and Services -- 0.9%
     379,400   Netegrity, Inc. *                                      2,215,696
--------------------------------------------------------------------------------
Machinery -- 2.1%
      89,400   CLARCOR, Inc.                                          3,446,370
      52,600   IDEX Corp.                                             1,906,224
                                                                  --------------
                                                                      5,352,594
--------------------------------------------------------------------------------
Media -- 1.8%
      70,300   Cumulus Media, Inc. *                                  1,330,779
      56,100   Media General, Inc.                                    3,208,920
                                                                  --------------
                                                                      4,539,699
--------------------------------------------------------------------------------
Metals and Mining -- 0.5%
     308,900   Hecla Mining Co. *                                     1,306,647
--------------------------------------------------------------------------------
Oil and Gas -- 2.9%
--------------------------------------------------------------------------------
     147,400   Spinnaker Exploration Co. *                            3,861,880
      87,600   Western Gas Resources, Inc.                            3,468,960
                                                                  --------------
                                                                      7,330,840
--------------------------------------------------------------------------------
Paper and Forest Products -- 2.7%
     132,500   Glatfelter                                             1,954,375
     455,800   Louisiana-Pacific Corp. *                              4,940,872
                                                                  --------------
                                                                      6,895,247
--------------------------------------------------------------------------------
Pharmaceuticals -- 3.2%
      35,000   Angiotech Pharmaceuticals, Inc. *                      1,425,900
      41,700   Medicis Pharmaceutical Corp.                           2,364,390
      78,900   Taro Pharmaceutical Inds. Ltd. *                       4,330,032
                                                                  --------------
                                                                      8,120,322
--------------------------------------------------------------------------------
Real Estate -- 2.0%
      99,400   Arden Realty, Inc.                                     2,579,430
      68,000   Home Pptys. NY, Inc.                                   2,396,320
                                                                  --------------
                                                                      4,975,750
--------------------------------------------------------------------------------
Road and Rail -- 1.7%
      70,000   P.A.M. Transportation Svcs., Inc. *                    1,758,400
     120,000   Werner Enterprises, Inc.                               2,544,000
                                                                  --------------
                                                                      4,302,400
--------------------------------------------------------------------------------
Semiconductors and Semiconductor Equipment -- 7.2%
     281,700   Credence Systems Corp.                                 2,385,999
     172,200   Entegris, Inc. *                                       2,314,368
     156,000   Exar Corp. *                                           2,469,480
     172,600   Micrel, Inc. *                                         1,793,314
     113,500   MKS Instruments, Inc. *                                2,050,945
     266,400   Pericom Semiconductor Corp. *                          2,477,520
     446,700   RF Micro Devices, Inc. *                               2,689,134
      76,100   Varian Semiconductor Equipment
                 Assoc., Inc. *                                       2,264,736
                                                                  --------------
                                                                     18,445,496
--------------------------------------------------------------------------------
Software -- 7.2%
     272,500   Borland Software Corp. *                               2,662,325
      36,700   Bottomline Technologies, Inc. *                          296,169
     107,800   FactSet Research Systems, Inc.                         4,748,590
      55,800   Hyperion Solutions Corp. *                             1,883,808
     343,900   Lawson Software, Inc. *                                2,672,103
     112,100   Manhattan Assoc., Inc. *                               2,911,237
     364,300   Novell, Inc. *                                         1,122,044
     200,900   RSA Security, Inc. *                                   2,159,675
                                                                  --------------
                                                                     18,455,951
--------------------------------------------------------------------------------
Specialty Retail -- 4.0%
     127,900   Chico's FAS, Inc. *                                    2,692,295
     109,500   Cost Plus, Inc. *                                      3,904,770
     108,400   Group 1 Automotive, Inc. *                             3,513,244
                                                                  --------------
                                                                     10,110,309
--------------------------------------------------------------------------------
Thrifts and Mortgage Finance -- 2.8%
     112,200   BankUnited Financial Corp. *                           2,260,830
     221,600   Federal Agricultural Mortgage
                 Corp. *                                              4,952,760
                                                                  --------------
                                                                      7,213,590
--------------------------------------------------------------------------------
Water Utilities -- 0.9%
      89,000   Philadelphia Subn. Corp.                               2,169,820
--------------------------------------------------------------------------------
               Total Common Stocks
                 (Cost $212,168,527)                                251,254,012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.7%
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  6,867,000   State Street Bank and Trust Co.
               repurchase agreement, dated 6/30/2003,
               maturity value $6,867,210 at 1.10%,
               due 7/1/2003 (1)
                 (Cost $6,867,000)                                $   6,867,000
--------------------------------------------------------------------------------
Total Investments -- 101.4%
  (Cost $219,035,527)                                               258,121,012
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (1.4)%                                         (3,590,515)
--------------------------------------------------------------------------------
Net Assets -- 100%                                                $ 254,530,497
--------------------------------------------------------------------------------

*     Non-income producing security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Statement of Assets
and Liabilities
June 30, 2003 (Unaudited)

ASSETS
  Investments, at market (cost $219,035,527)                      $ 258,121,012
  Cash                                                                      760
  Receivable for securities sold                                      8,243,529
  Dividends receivable                                                  112,402
  Receivable for fund shares sold                                         3,602
  Interest receivable                                                       210
  Other assets                                                            1,624
                                                                  -------------
    Total Assets                                                    266,483,139
                                                                  -------------

LIABILITIES
  Payable for securities purchased                                    8,841,037
  Payable for fund shares redeemed                                    2,884,513
  Accrued expenses                                                       62,331
  Due to affiliates                                                     164,761
                                                                  -------------
    Total Liabilities                                                11,952,642
                                                                  -------------
    Net Assets                                                    $ 254,530,497
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   1,789,379
  Additional paid-in capital                                        240,474,679
  Distributions in excess of net investment
    income                                                             (150,267)
  Accumulated net realized loss on investments                      (26,668,779)
  Net unrealized appreciation of investments                         39,085,485
                                                                  -------------
    Net Assets                                                    $ 254,530,497
                                                                  =============

Shares Outstanding -- $0.10 par value                                17,893,792
                                                                  =============

Net Asset Value Per Share                                         $       14.22
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2003 (Unaudited)

INVESTMENT INCOME
  Dividends                                                       $     781,806
  Interest                                                               38,290
  Less: Foreign tax withheld                                             (1,481)
                                                                  -------------
    Total Income                                                        818,615
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                  857,160
    Printing expense                                                     43,403
    Custodian fees                                                       41,767
    Directors' fees -- Note B                                             6,778
    Other                                                                19,774
                                                                  -------------
    Total Expenses                                                      968,882
                                                                  -------------

  Net Investment Loss                                                  (150,267)
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE C
    Net realized loss on investments -- Note A                       (6,898,057)
    Net change in unrealized depreciation
      of investments -- Note C                                       39,837,070
                                                                  -------------
  Net Realized and Unrealized Gain
    on Investments                                                   32,939,013
                                                                  -------------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                           $  32,788,746
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
112

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                         Six Months       Year Ended
                                                                                              Ended     December 31,
                                                                                      June 30, 2003             2002
                                                                                        (Unaudited)        (Audited)
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment loss                                                               $    (150,267)   $    (130,923)
    Net realized loss on investments                                                     (6,898,057)     (11,292,659)
    Net change in unrealized appreciation/(depreciation) of investments                  39,837,070      (33,541,865)
                                                                                      -------------    -------------
      Net Increase/(Decrease) in Net Assets from Operations                              32,788,746      (44,965,447)
                                                                                      -------------    -------------

  Dividends to Shareholders from:
    Net investment income                                                                        --          (11,465)
                                                                                      -------------    -------------

  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note E      (7,211,327)       7,892,228
                                                                                      -------------    -------------
  Net Increase/(Decrease) in Net Assets                                                  25,577,419      (37,084,684)

NET ASSETS:
Beginning of period                                                                     228,953,078      266,037,762
                                                                                      -------------    -------------
End of period *                                                                       $ 254,530,497    $ 228,953,078
                                                                                      =============    =============

* Includes distributions in excess of net investment income of:                       $    (150,267)   $          --

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                              Six Months
                                                 Ended                             Year Ended December 31, (Audited)
                                             June 30, 2003    ---------------------------------------------------------------------
                                              (Unaudited)         2002             2001          2000          1999         1998
                                             --------------------------------------------------------------------------------------
Net asset value,
  beginning of period .....................  $   12.43        $   14.71       $   15.96       $   17.18     $   12.74    $   13.63
                                             ---------        ---------       ---------       ---------     ---------    ---------
Income from investment
  operations:
  Net investment income/(loss) ............      (0.01)           (0.01)           0.00(a)        (0.01)         0.02         0.01
  Net realized and unrealized gain/
    (loss) on investments .................       1.80            (2.27)          (1.25)          (0.60)         4.44        (0.79)
                                             ---------        ---------       ---------       ---------     ---------    ---------
  Net increase/(decrease) from investment
    operations ............................       1.79            (2.28)          (1.25)          (0.61)         4.46        (0.78)
                                             ---------        ---------       ---------       ---------     ---------    ---------

Dividends and Distributions
  to Shareholders from:
    Net investment income .................         --            (0.00)(a)       (0.00)(a)          --         (0.02)       (0.01)
    Net realized gain on investments ......         --               --           (0.00)(a)       (0.61)           --        (0.10)
                                             ---------        ---------       ---------       ---------     ---------    ---------
    Total dividends and distributions .....         --            (0.00)          (0.00)          (0.61)        (0.02)       (0.11)
                                             ---------        ---------       ---------       ---------     ---------    ---------

Net asset value, end of period ............  $   14.22        $   12.43       $   14.71       $   15.96     $   17.18    $   12.74
                                             ---------        ---------       ---------       ---------     ---------    ---------

Total return* .............................      14.40%(b)       (15.50)%         (7.83)%         (3.38)%       35.04%       (5.75)%
                                             ---------        ---------       ---------       ---------     ---------    ---------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......................  $ 254,530        $ 228,953       $ 266,038       $ 288,015     $ 258,419    $ 193,593
  Ratio of expenses to
    average net assets ....................       0.85%(c)         0.84%           0.84%           0.82%         0.83%        0.89%
  Ratio of net investment
    income/(loss) to average net assets ...       (0.13)%(c)      (0.05)%          0.01%          (0.05)%        0.17%        0.17%
  Portfolio turnover rate .................         52%             109%            134%            128%          100%          59%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
114

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
June 30, 2003 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in the state of Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on domestic or foreign securities exchanges are valued at the last sales price on such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Securities traded in the over- the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices.

      Other securities for which market quotations are not readily available, including restricted and illiquid securities, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

      Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.


--------------------------------------------------------------------------------
116

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIF and BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, BGIF and BGEMF are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by BGIF and BGEMF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by BGIF and BGEMF. The daily changes in the variation margin are recognized as unrealized gains or losses by BGIF and BGEMF. The investments of BGIF and BGEMF in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, BGIF and BGEMF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, BGIF and BGEMF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

      Dividends from net investment income are declared and paid semi-annually for the Funds. Net realized short-term and long-term capital gains for the Funds will be distributed at least annually. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at such Fund's net asset value on the ex-dividend date.

      All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

Taxes

      Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ulti-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

mate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

-------------------------------------------------
Note B -- Investment Management Agreements
          and Payments to or from Related Parties
-------------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the BGIF and BGEMF portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to BGIF and BGEMF.

      GSCSF has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. GIS receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Funds are affiliated with GIS.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2003 were as follows:

                                  BGIF               BGEMF              GSCSF
                                  ----               -----              -----
Purchases .............       $ 24,467,191       $  9,115,976       $116,868,744
Proceeds ..............       $ 37,535,772       $ 11,201,745       $119,450,868

      The cost of investments owned at June 30, 2003 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 2003 were as follows:

                                        BGIF           BGEMF           GSCSF
                                        ----           -----           -----
Appreciation ...................   $ 18,737,295    $  5,453,349    $ 42,829,780
Depreciation ...................    (15,825,064)     (1,402,934)     (3,744,294)
                                   ------------    ------------    ------------
  Net Unrealized Appreciation ..   $  2,912,231    $  4,050,415    $ 39,085,486
                                   ============    ============    ============


--------------------------------------------------------------------------------
118

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2003 (Unaudited) (Continued)

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                            Six Months Ended       Year Ended    Six Months Ended         Year Ended
                                                    June 30,     December 31,            June 30,       December 31,
                                                        2003             2002                2003               2002
                                                 (Unaudited)        (Audited)         (Unaudited)          (Audited)
---------------------------------------------------------------------------------------------------------------------
                                                            Shares                                Amount
---------------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                       11,657,902       22,859,035       $ 123,195,967      $ 257,077,952
Shares issued in reinvestment of
   dividends                                          65,248           14,599             758,832            177,670
Shares repurchased                               (12,702,763)     (27,312,795)       (134,863,875)      (308,358,523)
---------------------------------------------------------------------------------------------------------------------
   Net decrease                                     (979,613)      (4,439,161)      $ (10,909,076)     $ (51,102,901)
---------------------------------------------------------------------------------------------------------------------
o Baillie Gifford Emerging Markets Fund
Shares sold                                        3,180,667        8,678,513       $  29,209,602      $  87,068,928
Shares issued in reinvestment of  dividends           12,926           23,011             133,140            213,244
Shares repurchased                                (3,399,360)     (10,879,561)        (31,241,746)      (105,749,144)
---------------------------------------------------------------------------------------------------------------------
   Net decrease                                     (205,767)      (2,178,037)       $ (1,899,004)     $ (18,466,972)
---------------------------------------------------------------------------------------------------------------------
o The Guardian Small Cap Stock Fund
Shares sold                                        1,217,301        5,787,684       $  15,732,876      $  83,092,541
Shares issued in reinvestment of
   dividends                                              --              773                  --             11,465
Shares repurchased                                (1,737,185)      (5,463,192)        (22,944,203)       (75,211,178)
---------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                          (519,884)         325,265        $ (7,211,327)      $  7,892,828
---------------------------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2003, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.


--------------------------------------------------------------------------------
                                                                             119

ITEM 2.  CODE OF ETHICS.

         Not required at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         Not required at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not required at this time.

ITEM 5-6 [RESERVED]

         Not required at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

         (b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)(1) Not required at this time.

         (a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

         (b) A certification by the registrant's certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GIAC Funds, Inc.


By:   /s/ THOMAS G. SORELL
      -----------------------------------------
      Thomas G. Sorell
      President of
      GIAC Funds, Inc.

Date: September 4, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ THOMAS G. SORELL
      -----------------------------------------
      Thomas G. Sorell
      President of
      GIAC Funds, Inc.

Date: September 4, 2003


By:   /s/ FRANK L. PEPE
      -----------------------------------------
      Frank L. Pepe
      Vice President and Treasurer of
      GIAC Funds, Inc.

Date: September 4, 2003